Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D with respect to the Class A Common Stock of Embark Technology, Inc., and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on November 19, 2021.

SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P.

By: SC U.S. Growth VII Management, L.P.

A Cayman Islands limited partnership,

Its General Partner

By: SC US (TTGP), Ltd.

A Cayman Islands limited liability company,

Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SEQUOIA CAPITAL U.S. GROWTH VII PRINCIPALS FUND, L.P.

By: SC U.S. Growth VII Management, L.P.
A Cayman Islands limited partnership,
Its General Partner

By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SEQUOIA CAPITAL U.S. VENTURE FUND XV, L.P.

By: SC U.S. Venture XV Management, L.P. A Cayman Islands limited partnership, Its General Partner By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SEQUOIA CAPITAL U.S. VENTURE PARTNERS FUND XV (Q), L.P.

By: SC U.S. Venture XV Management, L.P. A Cayman Islands limited partnership, Its General Partner By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SEQUOIA CAPITAL U.S. VENTURE PARTNERS FUND XV, L.P.

By: SC U.S. Venture XV Management, L.P. A Cayman Islands limited partnership, Its General Partner By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SEQUOIA CAPITAL U.S. VENTURE XV PRINCIPALS FUND, L.P.

By: SC U.S. Venture XV Management, L.P. A Cayman Islands limited partnership, Its General Partner By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SC U.S. GROWTH VII MANAGEMENT, L.P.

By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SC U.S. VENTURE XV MANAGEMENT, L.P.

By: SC US (TTGP), Ltd.
A Cayman Islands limited liability company
Its General Partner

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory

SC US (TTGP), Ltd.

/s/ Douglas Leone
Name: Douglas Leone
Title: Authorized Signatory